SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of earliest event reported): January 2, 2007


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


       Tennessee                        0-5905                     62-0156300
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(State of incorporation)         (Commission File No.)         (IRS Employer
                                                             Identification No.)



               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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Item 2.01.        Completion of Acquisition or Disposition of Assets.
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                  On January 2, 2007, Chattem, Inc. (the "Company") completed its previously announced acquisition (the "Acquisition") of the United States rights to certain brands previously owned by Johnson & Johnson and the consumer healthcare business of Pfizer Inc., including ACT(R) (an anti-cavity mouthwash/mouth rinse), Unisom(R) (an over-the-counter sleep aid), Cortizone (a hydrocortisone anti-itch product), Kaopectate(R) (an anti-diarrhea product) and Balmex(R) (a diaper rash product), and issued a press release announcing the closing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Acquisition was consummated for an aggregate purchase price of $410 million in cash, subject to a post-closing inventory adjustment to be determined within 90 days following the closing, in accordance with the terms and conditions of the Asset Purchase Agreement dated October 5, 2006, as amended on November 27, 2006, by and among the Company, Johnson & Johnson and Pfizer Inc., a copy of which was originally filed as an exhibit to the Company's Form 8-K filed on November 15, 2006.

Item 9.01.        Financial Statements and Exhibits.
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                  (a) Financial Statements of Businesses Acquired.

                      The Company will file the financial statements required by Item 9.01(a) of Form 8-K or as otherwise permitted by the staff of the Securities and Exchange Commission by an amendment hereto not later than 71 calendar days after the date this initial report on Form 8-K must be filed.

                  (b) Pro Forma Financial Information.

                      The Company will file the pro forma financial information required by Item 9.01(b) of Form 8-K or as otherwise permitted by the staff of the Securities and Exchange Commission by an amendment hereto not later than 71 calendar days after the date this initial report on Form 8-K must be filed.

                  (d) Exhibits.

                      99.1     Press Released dated January 2, 2007.



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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 8, 2007                    CHATTEM, INC.


                                    By:  /s/ Theodore K. Whitfield, Jr.
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                                         Theodore K. Whitfield, Jr.
                                         Vice President, General Counsel and
                                              Secretary



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                                  EXHIBIT INDEX
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Exhibit No.                Exhibit Description
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99.1                       Press Released dated January 2, 2007.